                                                                                                                         EXHIBIT 4.1

====================================================================================================================================

____________                                                                                                          ____________
| NUMBER   |          COMMON STOCK                                                           COMMON STOCK             |  SHARES  |
|MPN       |           PAR VALUE                                                               PAR VALUE              |          |
____________         $.01 PER SHARE                                                          $.01 PER SHARE           ____________

             [LOGO OF MARINER APPEARS HERE]
                        MARINER
                    Post-Acute Network

                  INCORPORATED UNDER THE                                                    CUSIP 568459 10 1
               LAWS OF THE STATE OF DELAWARE                                     SEE REVERSE FOR CERTAIN DEFINITIONS

                                                 MARINER POST-ACUTE NETWORK, INC.

               ______________________________________________________________________________________________________
               |  This is to Certify that                                                                           |
               |                                                                                                    |
               |                                                                                                    |
               |                                                                                                    |
               |  is the owner of                                                                                   |
               ______________________________________________________________________________________________________
                                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
               Mariner Post-Acute Network, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
[SEAL OF
 MARINER            In Witness Whereof the Corporation has caused this certificate to be signed in facsimile by its
POST-ACUTE     duly authorized officers and sealed with a facsimile of its corporate seal.
 APPEARS
  HERE]        Dated

               Countersigned and Registered:
                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (New York, N.Y.)  Transfer Agent and Registrar

               By:                            /s/ Susan Thomas Whittle                   /s/ ^illegible signature^
                                                 Senior Vice President                       Chairman of the Board
                     Authorized Signature   General Counsel and Secretary                and Chief Executive Officer
====================================================================================================================================


     Mariner Post-Acute Network, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the
Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                                             UNIF GIFT MIN ACT - _________Custodian___________
     TEN ENT - as tenants by the entireties                                                          (Cust)            (Minor)
     JT TEN  - as joint tenants with right                                                          under Uniform Gifts to Minors
               of survivorship and not as tenants                                                   Act_________________
               in common                                                                                    (State)
                              Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
______________________________________

____________________________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________


_____________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________

                                                          X ________________________________________________________________________

                                                          X ________________________________________________________________________
                                                            THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                    NOTICE: WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By ____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.